Exhibit 99.1

FOR IMMEDIATE RELEASE	CONTACT:
October 31, 2006	Debra J. Richardson, Sr. Vice President
(515) 273-3551, drichardson@american-equity.com
John M. Matovina, Vice Chairman
(515) 457-1813, jmatovina@american-equity.com
D. J. Noble, Chairman
(515) 457-1705, dnoble@american-equity.com
Julie LaFollette, Investor Relations
(515) 273-3602, jlafollette@american-equity.com

American Equity Reports Record Earnings

WEST DES MOINES, Iowa (October 31, 2006) — American Equity Investment Life Holding Company (NYSE: AEL), a leading underwriter of fixed rate and index annuities, today reported 2006 third quarter operating income1 of a record $18.9 million, or $0.32 per diluted common share, an increase of 25% over 2005 third quarter operating income of $15.1 million, or $0.35 per diluted common share2.  Performance results for the quarter include:

•              Upgrade to “A-” (Excellent) financial strength rating by A.M Best Company

•              Investment earnings of $173.3 million

•              Year-to-date gross spread on annuity reserves of 2.70%

•              Annuity sales of  $366 million

1 In addition to net income, American Equity has consistently utilized operating income, a non-GAAP financial measure commonly used in the life insurance industry, as an economic measure to evaluate its financial performance.  Operating income equals net income adjusted to eliminate the impact of (i) net realized gains and losses on investments; (ii) the impact of SFAS 133, dealing with the market value changes in derivatives; (iii) the impact of consolidation under FIN 46 of American Equity Investment Service Company; and (iv) the impact of the reversal of a portion of a state income tax contingency liability established in the prior year.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, American Equity believes a measure excluding their impact is useful in analyzing operating trends.  American Equity believes the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of American Equity’s underlying results and profitability.  A reconciliation of net income to operating income is provided in the accompanying tables.

2 Per share amounts between periods are not comparable as a result of the issuance of approximately 15 million shares of common stock in December, 2005 in connection with a public offering of such stock.

1

•                                          Launched agent incentive program tied to sales from August through December 2006

Net income for 2006 third quarter was $9.4 million.  The difference between operating earnings and net income is primarily attributable to the net adjustment of $9.7 million under SFAS 133, most of which pertains to American Equity’s index annuities.

22% GROWTH IN INVESTMENT INCOME

The driving factor of American Equity’s revenues is income from invested assets.  During the third quarter of 2006, investment income increased 22% to $173.3 million compared to $142.4 million for the same period in 2005.   Invested assets grew from $10.5 billion at December 31, 2005 to $11.4 billion at September 30, 2006.  The weighted average yield on invested assets was 6.15% as of September 30, 2006.  During 2006 American Equity has continued its plan of gradual diversification of assets, with a declining percentage of total invested assets allocated to U.S. Government agency bonds and an increasing percentage allocated to other asset classes, including primarily commercial mortgage loans.  This diversification has been achieved with no measurable decline in the overall credit quality of invested assets, which have an average credit rating of AAA.  The effective duration of American Equity’s available for sale fixed maturity securities and commercial mortgage loans was 5.7 years at September 30, 2006, compared to the effective duration of its liabilities of  6.8.

The driving factor of American Equity’s net earnings is its gross spread on annuity liabilities.  During the first nine months of 2006, American Equity earned a weighted average gross spread (aggregate yield on invested assets less the cost of money on annuities) of 2.70% on its aggregate annuity fund values, compared to 2.50% for the same period in 2005.  This improvement was attributable primarily to a reduction in the Company’s cost of money on its annuity liabilities, including in particular, the expirations of guaranteed interest rates on its 5-year rate-guaranteed products sold in 2001.

2

YEAR-TO-DATE SALES

Sales of annuity products, which hit record levels in 2005, have slowed during the first nine months of 2006, with new annuity deposits down 33%.  However, current sales levels impact current net earnings only indirectly and immaterially, since investment earnings, not sales, drive revenues.   The slower pace of sales in 2006 is primarily attributable to the current interest rate environment, specifically higher short-term rates on competing products coupled with the impact of the inverted yield.  In addition, the regulatory environment for index annuity sales continues to be muddied by the efforts of the NASD to expand its jurisdiction into the regulation of insurance products, such as index annuities.  Finally, while sales initiatives by competitors have diverted market share during the first nine months of this year, those initiatives appear to have largely concluded in September and October.   During the third quarter, American Equity launched its own sales initiative in connection with the upgrade in its financial strength rating by A.M. Best Company.   This initiative is intended to create momentum in sales through year end 2006.  Additional incentives are being planned for 2007.

“The upgrade in our A.M. Best rating to “A-” (Excellent) reflects four years of work, four years of growth and four years of continued improvement in our business on every front.  We expect to see the benefits of those efforts as we move into 2007, as the opportunities for sales and earnings growth are great,” commented David J. Noble, Chairman, CEO and President of American Equity.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.  Forward-looking statements relate to future operations, strategies, financial results or other developments, and are subject to assumptions, risks and uncertainties.  Statements such as “guidance,” “expect,” “anticipate,” “believe,” “goal,” “objective,” “target,” “may,” “should,” “estimate,”

3

“projects,” or similar words as well as specific projections of future results qualify as forward-looking statements.  Factors that may cause our actual results to differ materially from those contemplated by these forward looking statements can be found in the company’s Form 10-K filed with the Securities and Exchange Commission.   Forward-looking statements speak only as of the date the statement was made and the company undertakes no obligation to update such forward-looking statements.  There can be no assurance that other factors not currently anticipated by the company will not materially and adversely affect our results of operations.  Investors are cautioned not to place undue reliance on any forward-looking statements made by us or on our behalf.

CONFERENCE CALL

American Equity will hold a conference call to discuss third quarter 2006 earnings on Wednesday, November 1, 2006, at 10 a.m. CST.   The conference call will be webcast live on the Internet.  Investors and interested parties who wish to listen to the call on the Internet may do so at www.american-equity.com.  The call may also be accessed by telephone at 866-356-4279 passcode 61243080 (international callers, please dial 617-597-5394).   An audio replay will be available shortly after the call on AEL’s web site.  An audio replay will also be available via telephone through November 15, 2006 by calling 888-286-8010, passcode 85262556, 85262556 (international callers will need to dial 617-801-6888).

ABOUT AMERICAN EQUITY

Founded in 1995, American Equity Investment Life Holding Company is a full -service underwriter of a broad line of annuity and insurance products, with a primary emphasis on the sale of fixed-rate and index annuities. The company has approximately 290 employees and approximately 52,000 agents selling its products in 50 states and District of Columbia.

###

4

American Equity Investment Life Holding Company

Net Income/Operating Income (Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Revenues:
Traditional life and accident and health insurance premiums	$3,313	$3,539	$10,048	$10,559
Annuity and single premium universal life product charges	10,756	6,105	29,096	19,390
Net investment income	173,272	142,350	504,839	400,411
Realized gains on investments	(273)	(7,057)	16	(6,605)
Change in fair value of derivatives	72,280	16,038	60,026	(21,924)
Total revenues	259,348	160,975	604,025	401,831

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,947	2,379	6,614	6,917
Interest credited to account balances	87,492	94,841	288,620	228,191
Change in fair value of embedded derivatives	113,925	14,746	65,368	11,381
Interest expense on notes payable	4,175	4,082	17,989	12,271
Interest expense on subordinated debentures	5,796	3,826	16,116	10,014
Interest expense on amounts due under repurchase agreements	10,997	3,162	25,328	6,825
Amortization of deferred policy acquisition costs	11,479	14,445	67,597	47,105
Other operating costs and expenses	9,527	8,648	29,638	26,526
Total benefits and expenses	245,338	146,129	517,270	349,230

Income before income taxes and minority interest	14,010	14,846	86,755	52,601
Income tax expense	4,593	5,183	30,454	18,178
Income before minority interest	9,417	9,663	56,301	34,423
Minority interest	—	2,500	—	2,500

Net income	9,417	7,163	56,301	31,923
Realized gains on investments, net of offsets	177	2,599	(10)	2,305
Net effect of FIN 46 and state income tax contingency	(384)	2,836	(384)	2,793
Net effect of FAS 133	9,669	2,480	(1,339)	5,443

Operating income (a)	$18,879	$15,078	$54,568	$42,464

Earnings per common share	$0.17	$0.19	$1.01	$0.83
Earnings per common share - assuming dilution	$0.16	$0.17	$0.94	$0.75
Operating income per common share (a)	$0.34	$0.39	$0.98	$1.11
Operating income per common share - assuming dilution (a)	$0.32	$0.35	$0.91	$0.99

Weighted average common shares outstanding (in thousands):
Earnings per common share	55,684	38,497	55,628	38,416
Earnings per common share - assuming dilution	60,314	43,786	60,589	43,733

1

American Equity Investment Life Holding Company

Operating Income

Three months ended September 30, 2006 (Unaudited)

		Adjustments
		Realized Gains		Operating
	As Reported	and Other	FAS 133	Income (a)
	(Dollars in thousands, except per share data)
Reserves:
Traditional life and accident and health insurance premiums	$3,313	$—	$—	$3,313
Annuity and single premium universal life product charges	10,756	—	—	10,756
Net investment income	173,272	—	—	173,272
Realized gains on investments	(273)	273	—	—
Change in fair value of derivatives	72,280	—	(78,272)	(5,992)
Total revenues	259,348	273	(78,272)	181,349

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,947	—	—	1,947
Interest credited to account balances	87,492	—	5,923	93,415
Change in fair value of embedded derivatives	113,925	—	(113,925)	—
Interest expense on notes payable	4,175	—	(215)	3,960
Interest expense on subordinated debentures	5,796	—	—	5,796
Interest expense on amounts due under repurchase agreements	10,997	—	—	10,997
Amortization of deferred policy acquisition costs	11,479	—	15,156	26,635
Other operating costs and expenses	9,527	—	—	9,527
Total benefits and expenses	245,338	—	(93,061)	152,277

Income before income taxes	14,010	273	14,789	29,072
Income tax expense	4,593	480	5,120	10,193

Net income	$9,417	$(207)	$9,669	$18,879

Earnings per common share	$0.17			$0.34
Earnings per common share - assuming dilution	$0.16			$0.32

(a)             In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments, the impact of FAS 133, dealing with market value changes in derivatives, the impact of the reversal of a portion of a state income tax contingency liability established in the prior year and the impact of FIN 46, dealing with the consolidation of variable interest entities.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results results and profitability.

2

American Equity Investment Life Holding Company

Financial Supplement

September 30, 2006

A.	Financial Highlights

	Condensed Consolidated Balance Sheets	1
	Consolidated Statements of Income	3
	Operating Income
	Nine Months Ended September 30, 2006	4
	Three Months Ended September 30, 2006	5
	Quarterly Summary — Most Recent 5 quarters	6
	Capitalization/ Book Value per Share	7

B.	Product Summary

	Annuity Deposits by Product Type	8
	Surrender Charge Protection and Fund Values by Product Type	8
	Annuity Liability Characteristics	9
	Spread Results	11

C.	Investment Summary

	Summary of Invested Assets	12
	Credit Quality of Fixed Maturity Securities	13
	Watch List Securities and Aging of Gross Unrealized Losses	13
	Mortgage Loans by Region and Property Type	14

D.	Shareholder Information	15

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Financial Supplement — September 30, 2006

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	September 30, 2006	December 31, 2005
	(Unaudited)
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$4,332,542	$4,188,683
Held for investment, at amortized cost	5,067,073	4,711,427
Equity securities, available for sale, at fair value	75,750	84,846
Mortgage loans on real estate	1,658,866	1,321,637
Derivative instruments	278,322	185,391
Policy loans	413	362
Total investments	11,412,966	10,492,346

Cash and cash equivalents	41,184	112,395
Coinsurance deposits—related party	1,867,948	1,959,663
Accrued investment income	80,728	59,584
Deferred policy acquisition costs	1,081,119	977,015
Deferred sales inducements	406,682	315,848
Deferred income tax asset	77,548	92,459
Other assets	45,594	33,484
Total assets	$15,013,769	$14,042,794

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Financial Supplement — September 30, 2006

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS (Continued)
(Dollars in thousands)

	September 30, 2006	December 31, 2005
	(Unaudited)
Liabilities and Stockholders’ Equity
Liabilities:
Policy benefit reserves	$12,944,522	$12,237,988
Other policy funds and contract claims	129,693	126,387
Other amounts due to related parties	38,264	27,677
Notes payable	268,928	281,043
Subordinated debentures	271,927	230,658
Amounts due under repurchase agreements	699,840	396,697
Other liabilities	95,722	222,986
Total liabilities	14,448,896	13,523,436

Stockholders’ equity:
Common Stock	55,840	55,527
Additional paid-in capital	381,176	379,107
Accumulated other comprehensive loss	(40,474)	(27,306)
Retained earnings	168,331	112,030
Total stockholders’ equity	564,873	519,358
Total liabilities and stockholders’ equity	$15,013,769	$14,042,794

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Financial Supplement — September 30, 2006

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005

Revenues:
Traditional life and accident and health insurance premiums	$3,313	$3,539	$10,048	$10,559
Annuity and single premium universal life product charges	10,756	6,105	29,096	19,390
Net investment income	173,272	142,350	504,839	400,411
Realized gains (losses) on investments	(273)	(7,057)	16	(6,605)
Change in fair value of derivatives	72,280	16,038	60,026	(21,924)
Total revenues	259,348	160,975	604,025	401,831

Benefits and expenses:
Insurance policy benefits and change in future policy benefit	1,947	2,379	6,614	6,917
Interest credited to account balances	87,492	94,841	288,620	228,191
Change in fair value of embedded derivatives	113,925	14,746	65,368	11,381
Interest expense on notes payable	4,175	4,082	17,989	12,271
Interest expense on subordinated debentures	5,796	3,826	16,116	10,014
Interest expense on amounts due under repurchase agreements	10,997	3,162	25,328	6,825
Amortization of deferred policy acquisition costs	11,479	14,445	67,597	47,105
Other operating costs and expenses	9,527	8,648	29,638	26,526
Total benefits and expenses	245,338	146,129	517,270	349,230

Income before income taxes and minority interest	14,010	14,846	86,755	52,601
Income tax expense	4,593	5,183	30,454	18,178
Income before minority interest	9,417	9,663	56,301	34,423
Minority interest	—	2,500	—	2,500
Net income	$9,417	$7,163	$56,301	$31,923

Earnings per common share	$0.17	$0.19	$1.01	$0.83
Earnings per common share - assuming dilution (a)	$0.16	$0.17	$0.94	$0.75
Weighted average common shares outstanding (in thousands):
Earnings per common share	55,684	38,497	55,628	38,416
Earnings per common share - assuming dilution	60,314	43,786	60,589	43,733

(a)                                  The numerator for earnings per common share - assuming dilution is equal to net income plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust.  The after tax cost of such interest was $266 for the three months ended September 30, 2006, $301 for the three months ended September 30, 2005, $802 for the nine months ended September 30, 2006 and $902 for the nine months ended September 30, 2005.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Financial Supplement — September 30, 2006

Operating Income

Nine months ended September 30, 2006 (unaudited)

	As Reported	Realized Gain and Other Adjustments	FAS 133 Adjustments	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$10,048	$—	$—	$10,048
Annuity and single premium universal life product charges	29,096	—	—	29,096
Net investment income	504,839	—	—	504,839
Realized gains on investments	16	(16)	—	—
Change in fair value of derivatives	60,026	—	(65,112)	(5,086)
Total revenues	604,025	(16)	(65,112)	538,897

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	6,614	—	—	6,614
Interest credited to account balances	288,620	—	2,666	291,286
Change in fair value of embedded derivatives	65,368	—	(65,368)	—
Interest expense on notes payable	17,989	—	(6,185)	11,804
Interest expense on subordinated debentures	16,116	—	—	16,116
Interest expense on amounts due under repurchase agreements	25,328	—	—	25,328
Amortization of deferred policy acquisition costs	67,597	—	6,318	73,915
Other operating costs and expenses	29,638	—	—	29,638
Total benefits and expenses	517,270	—	(62,569)	454,701

Income before income taxes	86,755	(16)	(2,543)	84,196
Income tax expense	30,454	378	(1,204)	29,628
Net income	$56,301	$(394)	$(1,339)	$54,568

Earnings per common share	$1.01			$0.98
Earnings per common share—assuming dilution	$0.94			$0.91

(a)                                  In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments, the impact of FAS 133, dealing with market value changes in derivatives and the impact of the reversal of a portion of a state income tax contingency liability established in the prior year.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration or gains recognized upon early termination	$126,930	$—	$126,930
Cost of money for index annuities	(132,016)	—	(132,016)
Change in the difference between fair value and remaining option cost at beginning and end of period	65,112	(65,112)	—
	$60,026	$(65,112)	$(5,086)

Index credits included in interest credited to account balances	$129,185		$129,185

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Financial Supplement — September 30, 2006

Operating Income

Three months ended September 30, 2006 (unaudited)

	As Reported	Realized Loss and Other Adjustments	FAS 133 Adjustments	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,313	$—	$—	$3,313
Annuity and single premium universal life product charges	10,756	—	—	10,756
Net investment income	173,272	—	—	173,272
Realized losses on investments	(273)	273	—	—
Change in fair value of derivatives	72,280	—	(78,272)	(5,992)
Total revenues	259,348	273	(78,272)	181,349

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,947	—	—	1,947
Interest credited to account balances	87,492	—	5,923	93,415
Change in fair value of embedded derivatives	113,925	—	(113,925)	—
Interest expense on notes payable	4,175	—	(215)	3,960
Interest expense on subordinated debentures	5,796	—	—	5,796
Interest expense on amounts due under repurchase agreements	10,997	—	—	10,997
Amortization of deferred policy acquisition costs	11,479	—	15,156	26,635
Other operating costs and expenses	9,527	—	—	9,527
Total benefits and expenses	245,338	—	(93,061)	152,277

Income before income taxes	14,010	273	14,789	29,072
Income tax expense	4,593	480	5,120	10,193
Net income	$9,417	$(207)	$9,669	$18,879

Earnings per common share	$0.17			$0.34
Earnings per common share — assuming dilution	$0.16			$0.32

(a)                                  In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments, the impact of FAS 133, dealing with market value changes in derivatives and the impact of the reversal of a portion of a state income tax contingency liability established in the prior year.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration or gains recognized upon early termination	$42,045	$—	$42,045
Cost of money for index annuities	(48,037)	—	(48,037)
Change in the difference between fair value and remaining option cost at beginning and end of period	78,272	(78,272)	—
	$72,280	$(78,272)	$(5,992)

Index credits included in interest credited to account balances	$40,056		$40,056

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Financial Supplement — September 30, 2006

Operating Income/Net Income (unaudited)

Quarterly Summary — Most Recent 5 Quarters

	Q3 2006	Q2 2006	Q1 2006	Q4 2005	Q3 2005
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,313	$3,211	$3,524	$3,019	$3,539
Annuity and single premium universal life product charges	10,756	10,740	7,600	6,296	6,105
Net investment income	173,272	169,182	162,385	153,707	142,492
Change in fair value of derivatives	(5,992)	7,474	(6,568)	(12,550)	10,722
Total revenues	181,349	190,607	166,941	150,472	162,858

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,947	2,269	2,398	1,587	2,379
Interest credited to account balances	93,415	108,420	89,451	83,213	97,196
Interest expense on General Agency Commission and Servicing Agreement	—	—	—	—	778
Interest expense on notes payable	3,960	3,909	3,935	4,053	3,554
Interest expense on subordinated debentures	5,796	5,402	4,918	4,131	3,826
Interest expense on amounts due under repurchase agreements	10,997	8,532	5,799	4,455	3,162
Amortization of deferred policy acquisition costs	26,635	24,473	22,807	20,734	20,764
Other operating costs and expenses	9,527	9,931	10,180	9,370	8,554
Total benefits and expenses	152,277	162,936	139,488	127,543	140,213

Operating income before income taxes	29,072	27,671	27,453	22,929	22,645
Income tax expense	10,193	9,720	9,715	8,290	7,567

Operating income (a)	18,879	17,951	17,738	14,639	15,078
Realized gains (losses) on investments, net of offsets	(177)	214	(27)	(348)	(2,599)
Net effect of FIN 46 and state income tax contingency	384	—	—	(905)	(2,836)
Net effect of FAS 133	(9,669)	24,746	(13,738)	(2,317)	(2,480)

Net income	$9,417	$42,911	$3,973	$11,069	$7,163

Operating income per common share (a)	$0.34	$0.32	$0.32	$0.35	$0.39
Operating income per common share — assuming dilution (a)	$0.32	$0.30	$0.30	$0.32	$0.35
Earnings per common share	$0.17	$0.77	$0.07	$0.26	$0.19
Earnings per common share — assuming dilution	$0.16	$0.71	$0.07	$0.24	$0.17

Weighted average common shares outstanding (in thousands):
Earnings per common share	55,684	55,644	55,554	42,053	38,497
Earnings per common share - assuming dilution	60,314	60,655	60,799	46,823	43,786

(a)                                  In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments, the impact of FAS 133, dealing with market value changes in derivatives, the impact of the reversal (Q3 2006) and establishment (Q4 2005) of a state income tax contingency liability, and the impact of FIN 46, dealing with the consolidation of variable interest entities.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Financial Supplement — September 30, 2006

Capitalization/ Book Value per Share

	September 30, 2006	December 31, 2005
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable	$268,928	$281,043
Subordinated debentures payable to subsidiary trusts	271,927	230,658
Total debt	540,855	511,701

Total stockholders’ equity	564,873	519,358

Total capitalization	1,105,728	1,031,059
Accumulated other comprehensive loss (AOCL)	40,474	27,306
Total capitalization excluding AOCL (a)	$1,146,202	$1,058,365

Total stockholders’ equity	$564,873	$519,358
Accumulated other comprehensive loss	40,474	27,306
Total stockholders’ equity excluding AOCL (a)	$605,347	$546,664

Common shares outstanding	55,839,818	55,527,180

Book Value per Share: (b)
Book value per share including AOCL	$10.12	$9.35
Book value per share excluding AOCL (a)	$10.84	$9.84

Debt-to-Capital Ratios: (c)
Senior debt / Total capitalization	23.5%	26.6%
Adjusted debt / Total capitalization	32.7%	33.7%

(a)                                  Total capitalization, total stockholders’ equity and book value per share excluding AOCL, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of accumulated other comprehensive loss.  Since AOCL fluctuates from quarter to quarter due to unrealized changes in the fair market value of available for sale investments caused principally by changes in market interest rates, we believe these non-GAAP financial measures provide useful  supplemental information.

(b)                                 Book value per share including and excluding AOCL is calculated as total stockholders’ equity and total stockholders’ equity  excluding AOCL divided by the total number of shares of common stock outstanding.

(c)                                  Debt-to-capital ratios are computed using total capitalization excluding AOCL.  Adjusted debt includes senior debt and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization including AOCL.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Financial Supplement — September 30, 2006

Annuity Deposits by Product Type

	Nine Months Ended September 30,		Year Ended December 31,
Product Type	2006	2005	2005
	(Dollars in thousands)
Index Annuities:
Index Strategies	$914,552	$1,316,725	$1,780,092
Fixed Strategy	466,946	685,289	908,868
	1,381,498	2,002,014	2,688,960
Fixed Rate Annuities:
Single-Year Rate Guaranteed	62,029	164,359	193,288
Multi-Year Rate Guaranteed	4,733	10,720	12,807
	66,762	175,079	206,095

Total before coinsurance ceded	1,448,260	2,177,093	2,895,055
Coinsurance ceded	2,324	4,055	4,688

Net after coinsurance ceded	$1,445,936	$2,173,038	$2,890,367

Surrender Charge Protection and Fund Values by Product Type

Annuity Surrender Charges and Net (of coinsurance) Fund Values at September 30, 2006

	Surrender Charge			Net Fund Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Index Annuities	13.7	11.4	14.7%	$8,393,084	77.5%
Single-Year Fixed Rate Guaranteed Annuities	10.6	6.2	9.2%	1,695,160	15.7%
Multi-Year Fixed Rate Guaranteed Annuities	6.5	2.9	5.6%	736,179	6.8%

Total	12.6	10.0	13.2%	$10,824,423	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Financial Supplement — September 30, 2006

Annuity Liability Characteristics

	Fixed Annuities Account Value	Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES (1):
No surrender charge	$270,242	$62,959
1.0% <2.0%	17,547	3,051
2.0% <3.0%	27,584	6,244
3.0% <4.0%	18,783	12,004
4.0% <5.0%	120,158	32,862
5.0% <6.0%	113,770	45,853
6.0% <7.0%	175,881	147,760
7.0% <8.0%	192,068	242,066
8.0% <9.0%	291,637	485,245
9.0% < 10.0%	372,122	617,177
10.0% or greater	831,547	6,737,863
	$2,431,339	$8,393,084

	Fixed and	Weighted
	Index	Average
	Annuities	Surrender
	Account Value	Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR
Out of Surrender Charge	$333,201	0.00%
2006	75,684	5.09%
2007	126,324	4.45%
2008	135,375	5.63%
2009	411,293	7.82%
2010	475,783	7.39%
2011	445,584	7.87%
2012	660,621	8.54%
2013	728,143	9.16%
2014	671,172	10.65%
2015	587,844	12.58%
2016	773,649	13.76%
2017	961,216	14.22%
2018	699,619	15.11%
2019	251,338	15.38%
2020	617,831	16.16%
2021	662,191	17.70%
2022	1,304,044	19.49%
2023	903,511	20.00%
	$10,824,423	13.19%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Financial Supplement — September 30, 2006

Annuity Liability Characteristics

	Fixed Annuities Account Value	Index Annuities Account Value
	(Dollars in thousands)
APPLICABLE GUARANTEE PERIOD:
Annual reset (2)	$1,950,955	$8,264,329
Multi-year (3 - 5 years)	480,384	128,755
	$2,431,339	$8,393,084
ULTIMATE MINIMUM GUARANTEE RATE (3):
2.00%	—	$8,653
2.20%	16,563	86,421
2.25% (4)	258,415	2,775,454
3.00%	2,049,522	4,002,975
3.50% (5)	—	1,519,581
4.00%	106,839	—
	$2,431,339	$8,393,084

CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL (6) (7):
No differential	$98,034	$—
› 0.0% - 0.5%	1,532,872	947,818
› 0.5% - 1.0%	274,991	1,306,643
› 1.0% - 1.5%	174,012	123,090
› 1.5% - 2.0%	36,878	292
› 2.0% - 2.5%	98,299	1,344
› 2.5% - 3.0%	142,886	5,496
Greater than 3.0%	73,367	—
Cumulative floor (3)	—	6,008,401
	$2,431,339	$8,393,084

(1)                                  In addition, $1,473,315 (61%) of the Fixed Annuities Account Value have market value adjustment protection.

(2)                                  The contract features for substantially all of the Index Annuities Account Value provide for the annual reset of contractual features that effect the cost of money.  The contract features for less than .5% of the Index Annuities Account Value are reset every two years.

(3)                                  Index Annuities provide guarantees based on a cumulative floor over the term of the product.  Rates used to determine the cumulative floor may be applied to less than 100% of the annuity deposits received.

(4)                                  Products have a guarantee of 2.25% for the first 10 years, & 3.00% thereafter.

(5)                                  Rates applicable to the minimum guaranteed surrender value are 3.50% for the first 5 years, & 3.00% thereafter (applied to less than 100% of the annuity deposits received).  Minimum guaranteed rates for amounts allocated to the fixed rate strategy are 2.25% for the first 10 years, and 3.00% thereafter.

(6)                                  Recent issues may contain bonus interest rates ranging from 1.0% to 3.0%.

(7)                                  Includes products with multi-year guarantees for which the credited rate cannot be decreased to the ultimate minimum guaranteed rate until the end of the multi-year period.  The weighted average differential between the current credited rate and the ultimate minimum guaranteed rate on the multi-year guarantee fixed annuity account values was approximately 197 basis points.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Financial Supplement — September 30, 2006

Spread Results

	Nine Months Ended September 30,		FY
	2006	2005	2005
Average yield on invested assets	6.13%	6.19%	6.18%
Cost of Money
Aggregate	3.43%	3.69%	3.70%
Average net cost of money for index annuities	3.28%	3.34%	3.38%
Average crediting rate for fixed rate annuities:
Annually adjustable	3.25%	3.33%	3.32%
Multi-year rate guaranteed	4.94%	5.55%	5.56%

Investment spread:
Aggregate	2.70%	2.50%	2.48%
Index annuities	2.85%	2.85%	2.80%
Fixed rate annuities:
Annually adjustable	2.88%	2.86%	2.86%
Multi-year rate guaranteed	1.19%	0.64%	0.62%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Financial Supplement — September 30, 2006

Summary of Invested Assets

	September 30, 2006		December 31, 2005
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)

Fixed maturity securities:
United States Government full faith and credit	$2,759	—	$2,774	—
United States Government sponsored agencies	7,949,121	69.7%	7,445,474	71.0%
Public utilities	138,384	1.2%	133,346	1.3%
Corporate securities	749,233	6.6%	674,230	6.4%
Redeemable preferred stocks	65,232	0.6%	46,896	0.4%
Mortgage and asset-backed securities:
Government	137,304	1.2%	220,379	2.1%
Non-Government	357,582	3.1%	377,011	3.6%
Total fixed maturity securities	9,399,615	82.4%	8,900,110	84.8%
Equity securities	75,750	0.7%	84,846	0.8%
Mortgage loans on real estate	1,658,866	14.5%	1,321,637	12.6%
Derivative instruments	278,322	2.4%	185,391	1.8%
Policy loans	413	—	362	—
Total investments	$11,412,966	100.0%	$10,492,346	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Financial Supplement — September 30, 2006

Credit Quality of Fixed Maturity Securities

		September 30, 2006		December 31, 2005
NAIC Designation	Rating Agency Equivalent	Carrying Amount	Percent	Carrying Amount	Percent
		(Dollars in thousands)

1	Aaa/Aa/A	$8,808,484	93.7%	$8,368,330	94.0%
2	Baa	481,462	5.1%	416,614	4.7%
3	Ba	86,368	0.9%	93,335	1.0%
4	B	18,852	0.2%	3,396	0.1%
5	Caa and lower	—	—	11,719	0.1%
6	In or near default	4,449	0.1%	6,716	0.1%
	Total fixed maturity securities	$9,399,615	100.0%	$8,900,110	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Financial Supplement — September 30, 2006

Mortgage Loans by Region and Property Type

	September 30, 2006		December 31, 2005
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Geographic distribution
East	$361,125	21.8%	$283,085	21.4%
Middle Atlantic	108,077	6.5%	93,579	7.1%
Mountain	267,068	16.1%	198,476	15.0%
New England	43,569	2.6%	47,839	3.6%
Pacific	135,946	8.2%	117,977	8.9%
South Atlantic	291,715	17.6%	213,423	16.1%
West North Central	306,248	18.5%	258,181	19.6%
West South Central	145,118	8.7%	109,077	8.3%
Total mortgage loans	$1,658,866	100.0%	$1,321,637	100.0%

Property type distribution
Office	$494,603	29.8%	$384,606	29.1%
Medical Office	80,429	4.8%	75,716	5.7%
Retail	376,606	22.7%	285,715	21.6%
Industrial/Warehouse	387,526	23.4%	346,461	26.2%
Hotel	76,588	4.6%	52,274	4.0%
Apartments	95,982	5.8%	68,795	5.2%
Mixed use/other	147,132	8.9%	108,070	8.2%
Total mortgage loans	$1,658,866	100.0%	$1,321,637	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Financial Supplement — September 30, 2006

Shareholder Information

Corporate Offices:

American Equity Investment Life Holding Company

5000 Westown Parkway, Suite 440

West Des Moines, IA 50266

Inquiries:

D. J. Noble, Chairman

(515) 457-1703, dnoble@american-equity.com

Debra J. Richardson, Senior Vice President

(515) 273-3551, drichardson@american-equity.com

John M. Matovina, Vice Chairman

(515) 457-1813, jmatovina@american-equity.com

Common Stock and Dividend Information:

New York Stock Exchange symbol: “AEL”

	High	Low	Close	Declared Dividend
2006
First Quarter	$14.34	$12.76	$14.34	$0.00
Second Quarter	$14.60	$10.66	$10.66	$0.00
Third Quarter	$12.55	$10.07	$12.27	$0.00

2005
First Quarter	$12.92	$10.14	$12.79	$0.00
Second Quarter	$12.79	$10.08	$11.88	$0.00
Third Quarter	$11.96	$10.41	$11.35	$0.00
Fourth Quarter	$13.06	$10.83	$13.05	$0.04

2004
First Quarter	$13.15	$10.05	$12.85	$0.00
Second Quarter	$13.10	$9.75	$9.95	$0.00
Third Quarter	$10.22	$8.79	$9.49	$0.00
Fourth Quarter	$11.00	$9.41	$10.77	$0.02

Transfer Agent:

Comptershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-0310

Phone: (877) 282-1169

Fax: (781) 575-2723

www.computershare.com

Annual Report and Other Information:

Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Financial Supplement — September 30, 2006

Research Analyst Coverage

Steven Schwartz

Raymond James & Associates, Inc.

(312) 612-7686

steven.schwartz@raymondjames.com

David O. Lewis

SunTrust Robinson Humphrey

(404) 926-5097

david_lewis@rhco.com

E. Stewart Johnson

Friedman, Billings, Ramsey & Co., Inc.

(212) 381-9219

sjohnson@fbr.com

Mark Finkelstein

Cochran Caronia Waller

(312) 425-4079

mfinkelstein@ccwco.com

Richard Sbaschnig

Oppenheimer & Co., Inc.

(212) 668-4474

richard.sbaschnig@opco.com

Yaron Shashoua

Fox-Pitt, Kelton

(212) 857-6189

yshashoua@foxpitt.com

Elizabeth C. Malone

KeyBanc Capital Markets

(917) 368-2230

bmalone@keybanccm.com